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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 9, 2001
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             CYBERGUARD CORPORATION
                ------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER: 0-24544

           FLORIDA                                               65-0510339
----------------------------                                 ----------------
(STATE OR OTHER JURISDICTION                                 (I.R.S. EMPLOYER
OF INCORPORATION)                                           IDENTIFICATION NO.)

  2000 WEST COMMERCIAL BOULEVARD,
  SUITE 200, FORT LAUDERDALE, FLORIDA                                  33309
----------------------------------------                            ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

                                 (954) 958-3900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

On February 14, 2000, CyberGuard Corporation ("Company") filed an application to list its securities on the Nasdaq SmallCap Market ("Nasdaq"), which application was denied by the Nasdaq Staff on July 27, 2000 and further denied on appeal by the Nasdaq Listing Qualifications Panel on September 27, 2000. On October 10, 2000, the Company filed an appeal to the Nasdaq Listing and Hearing Review Council ("Council"). On February 9, 2001, the Company received a letter from the Council denying the Company's appeal to list its securities on Nasdaq.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                                CYBERGUARD CORPORATION

                                                By:    /s/   SCOTT J. HAMMACK
                                                      ------------------------
                                                      Scott J. Hammack
                                                      Chief Executive Officer

Date: February 15, 2001